SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 22, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                Commission              IRS Employer
jurisdiction                  File Number             Identification
of incorporation                                      Number

Delaware                        1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On February 22, 2002 registrant issued a press release entitled "Court Extends Stay on Halliburton Asbestos Claims".

     The following summarizes that press release:

     Registrant announced that on February 21, 2002 the U.S. Bankruptcy Court that issued a temporary restraining order on February 14, 2002 staying more than 200,000 pending asbestos claims against registrant's subsidiary Dresser Industries, Inc. extended the time period of such stay until April 4, 2002. On April 4, the Court will hold a hearing to decide if the stay will continue in place or be modified.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)   Exhibits.

           Exhibit 20 - Press release dated February 22, 2002.












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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HALLIBURTON COMPANY




Date:    February 25, 2002       By: /s/ Susan S. Keith
                                    -----------------------------------------
                                         Susan S. Keith
                                         Vice President and Secretary










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                                  EXHIBIT INDEX



Exhibit          Description

20               Press Release Dated February 22, 2002

                 Incorporated by Reference













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